EXHIBIT 10.8

AMENDMENT TO CONSULTING AGREEMENT

This Amendment to the CONSULTING AGREEMENT (this “Amendment”) is made and entered into on the 18th day of March, 2019 between Regal Consulting, a limited liability company organized under the laws of the state of Delaware (the “Consultant”), and THC Therapeutics, Inc. a corporation organized under the laws of the State of Nevada, (“Client”).

WHEREAS, the Client and Consultant are parties to a consulting agreement effective as of February 18th, 2019 (the “Agreement”). Under the Agreement, the Consultant agrees to provide the services of four tagged press releases per month and four thousand PPC views per month to Client’s custom created informational website.

WHEREAS, the parties to this Amendment now desire to make certain modifications and amendments to the Agreement provided herein; and

NOW, THEREFORE, in consideration of the mutual provisions, covenants and undertakings set forth in this Amendment and in the Agreement, and other good and valuable consideration which is hereby acknowledged, the parties to this Amendment agree as follows:

1. Twelve tagged press releases per month will be released, upon approval from Client.

2. Client shall pay Consultant: $20,000 in cash per month and 55,000 restricted Rule 144 shares of THCT common stock per month.

3. The contract length will be extended for 12 months and run until 3/18/2020.

This Amendment contains all revised terms and conditions agreed upon by the parties. All terms and conditions in the Agreement not amended herein remain in full force and effect.

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amended Agreement, effective as of the date set forth above.

CONSULTANT:

Signature: /s/ Parker Mitchell

Parker Mitchell

DATE: 3/15/2019

Regal Consulting, LLC/ Manager

CLIENT:

Signature: /s/ Brandon David Romanek

Brandon David Romanek

DATE: 3/15/2019

THC Therapeutics, Inc./ Chairman & CEO

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